Rule 497(k)

File. No 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS October 30, 2025
Amplify Ethereum Max Income Covered Call ETF Cboe BZX — EHY

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated October 30, 2025, as amended and supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Amplify Ethereum Max Income Covered Call ETF seeks to maximize current income through a covered call strategy tied to the investment exposure to the price return of ether.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)      Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to participate in the price return of ether (“Ether Price”) and to generate a high level of annualized option premium by selling options on U.S.-regulated ETFs that provide price exposure to ether (“Ethereum ETPs”). As further described below, the Fund expects to sell call options that are approximately 5-10% “out of the money,” with targeted maturities of one week or less, on Ethereum ETPs that hold ether directly (“Ethereum Spot ETFs”) and/or Ethereum ETPs that derive exposure to ether through investments in exchange-traded futures contracts that utilize ether as a reference asset (“Ethereum Futures ETFs”). The Fund expects to make distributions from the income generated from its call writing strategy on a monthly basis. Amplify Investments LLC (“Amplify Investments” or the “Adviser”) serves as the investment adviser to the Fund. Kelly Strategic Management, LLC (doing business as Kelly Intelligence) (“Kelly Intelligence”) and Penserra Capital Management LLC (“Penserra,” together with Kelly Intelligence, the “Sub-Advisers”) serve as investment sub-advisers to the Fund.

Please note that there is no guarantee the Fund will achieve its investment objective in any given investment period. Additionally, there is no guarantee that the Fund will make a distribution in any given period.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments that provide exposure to the Ether Price. The Fund’s holdings are described below:

Principal Holdings
Portfolio Holdings	Investment Description	Expected Maturity
Long Exposure
Shares of Ethereum Spot ETFs	A portion of the Fund’s long exposure to the Ether Price may come through the Fund owning shares of the Ethereum Spot ETFs.	N/A
Ethereum ETP Options

The Fund will use options that reference an Ethereum Spot ETF and/or Ethereum Futures ETF (each, an “Ethereum ETP Option” and collectively, the “Ethereum ETP Options”) for synthetic exposure to the corresponding Ethereum ETP. The Fund may use the combination of purchasing call options and selling put options generally in the same amount, at the same strike price with the same expiration or may purchase an in-the-money call option. This synthetically creates the upside and downside participation in the Ether Price, as represented by the Ethereum ETP.

1 year or less
Covered Call Writing
Ethereum ETP Options

Call options are sold on corresponding Ethereum Spot ETFs or Ethereum Futures ETFs approximately 5-10% “out-of-the-money” (i.e. the strike price is above the strike price of the corresponding sold call) to generate an annualized premium.

One week or less
U.S. Treasuries
U.S Treasuries and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. These instruments are used as collateral for the Ethereum ETP Options.	1-month to 2-year maturities

Ether Price Exposure. The Fund will obtain investment exposure to the Ether Price by investing in Ether Spot ETFs that provide investment exposure to the Ether Price or by buying and selling a combination of Ethereum ETP Options that reference an Ethereum Spot ETF and/or Ethereum Futures ETF. Ethereum Spot ETFs are exchange-traded investment products not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that reflect the price of ether, before fees and expenses, by purchasing and storing ether in a digital vault (a secure, institutional-grade storage solution used to safeguard the Ethereum assets backing the Ethereum Spot ETF) and issuing exchange-listed shares that correspond to the price of ether it holds and trade intra-day on a national securities exchange. Ethereum Spot ETFs are passively managed and their sponsors do not actively manage the exposure to ether held by the Ethereum Spot ETF. Ethereum Futures ETFs are exchange-traded investment products registered under the 1940 Act that seek investment results that correspond to the performance of ether primarily through investments in ether futures contracts. Ethereum Futures ETFs are actively managed and invest in ether futures contracts in order to gain price exposure to ether. Additional information regarding the Ethereum ETPs is available in “Additional Information Regarding the Fund’s Principal Investment Strategies.”

The Fund expects to invest in shares of the Ethereum Spot ETFs indirectly through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. See “Cayman Subsidiary” below for additional information.

In addition to its investments in Ethereum Spot ETFs, the Fund expects to also obtain exposure to the Ether Price by buying and selling a combination of Ethereum ETP Options that reference an Ethereum Spot ETF and/or an Ethereum Futures ETF. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price (the “strike price”). Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined strike price. The Fund’s options exposure to the Ethereum ETPs is considered to be “synthetic.” The synthetic exposure may be created through the combination of purchasing call options and selling put options generally in the same amount, at the same strike price with the same expiration. This combination synthetically creates the upside and downside participation in the Ether Price, as represented by the Ethereum ETP. The Fund will primarily gain exposure to increases in value experienced by the Ethereum ETP through the purchase of call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in the Ether Price experienced by the Ethereum ETP through the sale of put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to the Ether Price both on the upside and downside. Alternatively, the Fund may purchase an in-the-money call option to synthetically participate in the upside and downside participation in the Ether Price as represented by the Ethereum ETP.

Option Income. The Fund seeks to generate income via option premiums the Fund receives by selling Ethereum ETP Options contracts on the Ethereum Spot ETFs and/or Ethereum Futures ETFs. The Fund will target options contracts with a one week or less expiration. The Fund sells call option contracts at approximately 5-10% above the then-current value of an Ethereum ETP, also known as “out-of-the-money.” By selling out-of-the-money call options, the Fund will participate in any gains of the Ether Price up to the strike price of the sold call option contract and will forfeit any of the upside market appreciation (if any) experienced by the Ethereum ETP for which the options are written in exchange for premium received. This strategy effectively converts a portion of the potential upside Ether Price return growth into current income.

To maximize income, the Fund intends to sell call option contracts on the full amount of its Ethereum ETP price exposure. Because the Fund will fully cover the upside price exposure to an Ethereum ETP, the Fund’s potential upside to the Ethereum ETP’s price will be completely capped at the sold call Ethereum ETP Options strike price, meaning the Fund may forgo all price returns experienced by the Ethereum ETP beyond the strike price in exchange for income received in the form of call option premium. In a traditional covered call strategy, an investor (such as the Fund) writes a call option on a security it owns. However, the Fund expects to derive exposure to Ethereum ETPs through the use of Ethereum ETP Options that use the Ethereum ETPs as the reference asset. This distinction causes the Fund’s strategy to be commonly referred to as a “synthetic covered call strategy” as opposed to a traditional covered call strategy, because the Fund expects to have synthetic exposure to the Ether Price through Ethereum ETP Options. The Fund retains the flexibility to employ either the traditional covered call strategy or the synthetic covered call strategy. See “Option Contracts Risk — Call Option Strategy Risk” below for additional risks associated with the Fund’s call option writing strategy. Notwithstanding any distributions of premium income or the realization of the Fund’s options strategies, shareholders may still experience losses if the Fund’s investment exposure to Ethereum ETPs performs poorly. The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital reduces a shareholder’s costs basis in the Fund’s shares and will reduce the Fund’s NAV per share. The Fund is not targeting a specific rate of distribution.

The Fund intends to utilize traditional exchange-traded options contracts and/or FLexible EXchange® Options (“FLEX Options”). The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The Fund utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash. Therefore, if the price of the Ethereum ETP exceeds the strike price, and the option contract is exercised, the Fund will be obligated to deliver the cash value of the difference between the then current price of the Ethereum ETP and the strike price for the number of shares contemplated by the option contract.

The Fund will invest its remaining assets in U.S. Treasuries, cash or cash-like investments. The Fund does not invest directly in ether.

Examples:

The following table provides an overview of the Fund’s anticipated performance versus various changes in the share price of an Ethereum ETP when the call option strategy is employed for the duration of the Ethereum ETP Options contracts.

Overview of anticipated performance in various market conditions
A rise in share price of the Ethereum ETP that does not exceed the strike price of the sold calls at expiration	Increase in the Fund NAV and outperformance vs the Ethereum ETP	In targeting strike prices that are 5-10% “out-of-the-money” on a weekly basis the Fund should participate in the upside on the first 5-10% rise in share price of the Ethereum ETP
A slight decline in share price of the Ethereum ETP or flat performance	Increase or flat Fund NAV and outperformance vs the Ethereum ETP
A significant decline in share price of the Ethereum ETP	Decline in the Fund NAV and outperformance vs the Ethereum ETP
A significant rise in share price of the Ethereum ETP that exceeds the strike price of the sold calls at expiration	Increase in the Fund NAV and underperformance vs the Ethereum ETP

In targeting strike prices that are 5-10% “out-of-the-money” on a weekly basis the Fund should participate in the upside on the first 5-10% rise in share price of the Ethereum ETPs. Beyond the first 5-10% increase the Fund would not participate in the upside because 100% of the Ethereum ETP shares are expected to be covered.

Based on market conditions as of the date of this Prospectus, the anticipated annualized option premium range is between 50% – 80% (between 4.5-6.5% monthly). Given market volatility, the actual annualized option premium received may be significantly higher or lower than the stated range. To further illustrate, the following scenarios compare the potential outcomes of the Fund’s strategy:

Scenario 1:

•      Ethereum ETP share price: $100

•      Strike Price of Sold Covered Call: $105

•      Premium Received: $1.50

•      Percent of long exposure Ethereum ETP shares covered: 100%

•      Annualized Option Premium: 78%

Outcome: The Fund would participate on the first 5% of upside on the entire portfolio until the sold call option expires. The Fund also retains the initial $1.50 premium. Any remaining upside participation on the price returns of the Ethereum ETP would be forfeited.

Scenario 2:

•      Ethereum ETP share price: $100

•      Strike Price of Sold Covered Call: $110

•      Premium Received: $1.00

•      Percent of long Ethereum ETP shares covered: 100%

•      Annualized Option Premium: 52%

Outcome: The Fund would participate on the first 10% of upside on the entire portfolio until the sold call option expires. The Fund also retains the initial $1.00 premium. Any remaining upside participation on the price returns of the Ethereum ETP would be forfeited.

Ether. Ether is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Ethereum network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Ethereum network, the infrastructure of which is collectively maintained by a decentralized user base. The Ethereum network allows people to exchange tokens of value, called “ether” or “ETH,” which are recorded on a public transaction ledger known as a blockchain. Ether can be used to pay for goods and services, including computational power on the Ethereum network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Ethereum network also allows users to write and implement smart contracts — that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than ether on the Ethereum network. Smart contract operations are executed on the Ethereum blockchain in exchange for payment of ether. The Ethereum network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Ethereum network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of ether. Rather, following the initial distribution of ether, ether is created, burned and allocated by the Ethereum network protocol through a process that is currently subject to an issuance and burn rate. Among other things, ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum network; users of the Ethereum network pay for the computational power of the machines executing the requested operations with ether. Requiring payment in ether on the Ethereum network incentivizes developers to write quality applications and increases the efficiency of the Ethereum network because wasteful code costs more. It also ensures that the Ethereum network remains economically viable by compensating people for their contributed computational resources. Unlike other digital assets, such as ether, which are solely created through a progressive mining process, 72.0 million ether or “ETH” were created in connection with the launch of the Ethereum network.

Cayman Subsidiary. The Fund invests in the Ethereum Spot ETFs indirectly by investing a portion of its assets in the Subsidiary. The Subsidiary and the Fund will have the same investment adviser, investment sub-advisers and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to continue to qualify as a RIC, the Fund will have to reduce its exposure to the Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. At other times of the year, the Fund’s investments in the Subsidiary may significantly exceed 25% of the Fund’s total assets.

Diversification Status. The Fund is classified as a “non-diversified company” under the 1940 Act.

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Ethereum Futures ETF Risk. Ethereum Futures ETFs are exchange-traded investment products registered under the 1940 Act that seek investment results that correspond to the performance of ether primarily through investments in ether futures contracts. Ethereum Futures ETFs trade on a securities exchange, although the shares of an Ethereum Future ETF may, at times, trade at a premium or discount to its net asset value. Ethereum Future ETFs have managed exposure to ether futures contracts, which primarily consistent of standardized, cash-settled ether futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”).

Ether Futures Risk. The market for ether futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the ether futures market has grown substantially since ether futures commenced trading, there can be no assurance that this growth will continue. The price for ether futures contracts is based on a number of factors, including the supply of and the demand for ether futures contracts. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for ether futures contracts. Market conditions and expectations, margin requirements, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors may also limit an Ethereum Futures ETF’s ability to achieve its desired exposure to ether futures contracts. Additionally, collateral requirements may require an Ethereum Futures ETF to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so.

The performance of ether futures contracts, in general, has historically been highly correlated to the performance of ether. However, there can be no guarantee this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of ether futures contracts and decrease the correlation between the performance of ether futures contracts and ether, over short or even long-term periods. In the event that there are persistent disconnects between ether and ether futures, an Ethereum Futures ETF may not be able to obtain the desired exposure and may not be able to achieve its investment objective, which may adversely impact the

Fund’s returns. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of ether.

Ethereum Spot ETF Risk. Ethereum Spot ETFs are exchange-traded investment products not registered under the 1940 Act that seek to generally match the performance of the price of ether, and trade intra-day on a national securities exchange. Shares of Ethereum Spot ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an Ethereum Spot ETFs is similar to the risk involved in the purchase or sale of an exchange traded fund, and generally reflect the risks of owning the underlying ether and cash that the Ethereum Spot ETFs holds. Ethereum Spot ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning ether directly. Ethereum Spot ETFs generally determine the price of ether by reference to a benchmark rate or index, and therefore may not the global price of ether, or the price of ether on any one digital asset trading platform. In the event the price used by the Ethereum Spot ETFs deviates from the global price of ether, the Fund’s returns may be adversely affected.

Ether Investing Risk. The Fund is exposed to the risks of investing in ether through its investment in the Ethereum ETPs and the Ethereum ETP Options. Ether is a relatively new and highly speculative investment. The risks associated with ether are set forth below. In addition to these risks, the Ethereum ETPs are also subject to the following risks which the Fund is also subject, which are described further below in the “Risks Associated with ETFs” risk factor below: Authorized Participant Concentration Risk, Cost of Buying or Selling Shares Risk, Market Maker Risk, Market Trading Risks, and Operational Risk.

Ether Risk. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. While ether has experienced substantial growth in institutional adoption, regulatory recognition, and technological maturity, its value remains influenced by market sentiment, speculative investment activities, macroeconomic factors, and ongoing technological developments rather than purely traditional fundamental analysis. Ethereum is an evolving blockchain platform that continues to undergo substantial upgrades, such as the transition from Proof-of-Work to Proof of-Stake (the “Merge”) in 2022 and subsequent network improvements like the 2024 Dencun upgrade to reduce costs and improve scalability. These complex technological upgrades are intended to improve Ethereum’s scalability, security, transaction throughput, energy efficiency, and usability. However, each significant update introduces risks including technical vulnerabilities, potential software flaws, delays in development, operational disruptions, or unintended economic impacts, any of which could negatively affect investor confidence, the adoption of the Ethereum blockchain, or ether’s valuation. The regulatory environment for ether and the Ethereum blockchain remains uncertain and varied globally. While the CFTC has indicated that ether is generally treated as a commodity, the SEC has not issued a definitive classification, and regulatory risks persist. Unanticipated regulatory actions — including enforcement actions, reclassification of ether’s regulatory status (such as a security versus commodity), or significant policy changes — could materially impact ether’s value and liquidity. Investors should remain aware that shifts in regulatory classification or compliance requirements may adversely impact the viability, market perception, or utility of ether. The Ethereum ecosystem relies heavily on smart contracts — computer code deployed on the Ethereum blockchain capable of automating financial transactions, asset management, and decentralized application (dApp) functionalities. While smart contracts enable substantial innovation, they remain vulnerable to coding errors, exploitation, hacks, and manipulation. Past security breaches involving decentralized finance (DeFi) platforms, decentralized exchanges, and smart contract-based projects have led to significant financial losses, adversely affecting market sentiment, investor confidence, and ether’s valuation. Competition from other blockchain networks, sometimes referred to as “Ethereum alternatives” or “Layer 1 competitors,” remains robust. Networks offering potentially superior scalability, lower transaction fees, enhanced privacy, or specific technical advantages — such as Solana, Avalanche, Cardano, Polkadot, and others — continue to attract users, developers, and investors. Successful adoption and growth of competing blockchain ecosystems could limit Ethereum’s market share, ecosystem development, and thus negatively impact ether’s long-term valuation. Furthermore, the Ethereum network faces potential governance risks. Decisions regarding protocol upgrades, network policies, or operational changes depend on community consensus among diverse stakeholders, including core developers, validators, decentralized autonomous organizations (DAOs), and other influential actors. Disagreements or governance failures within the Ethereum community could result in contentious blockchain forks, fragmentation of resources, diminished market confidence, or value dilution.

Staking Risk. Staking Ether involves additional risks. The Ethereum network operates using a proof-of-stake consensus mechanism, under which participants (“validators”) may stake ether to propose and validate transactions on the network and receive rewards in the form of newly issued ether or transaction fees. To the extent that an Ethereum ETP, or the issuer or custodian thereof, engages in staking of ether held by the ETP, the Fund will be indirectly exposed to the risks associated with staking. These include the risk that staked ether may be “locked” or otherwise inaccessible for a period of time, which may impair liquidity and the ability to respond to market conditions. There is also a risk of loss of some or all of the staked ether or associated rewards if the validator behaves in a manner that is deemed contrary to network protocol rules, a process known as “slashing.” Additionally, rewards from staking may be uncertain, variable, or not realized as anticipated due to changes in network participation, protocol modifications, or validator performance. The regulatory treatment of staking activity remains uncertain and evolving; any future regulatory developments could adversely affect the ability of Ethereum ETPs to engage in staking or the value of ether generally.

Finally, the use of staking may introduce operational, cybersecurity, or counterparty risks, particularly if third parties perform staking functions on behalf of the ETP or its custodian.

Custody Risk. Security breaches, computer malware and computer hacking attacks have been a prevalent concern in relation to digital assets. The ether held by the Ethereum Spot ETFs’ custodian will likely be an appealing target to hackers or malware distributors seeking to destroy, damage or steal the Ethereum Spot ETF’s ether. To the extent that the Ethereum Spot ETFs and their service providers are unable to identify and mitigate or stop new security threats or otherwise adapt to technological changes in the digital asset industry, an Ethereum Spot ETF’s ether may be subject to theft, loss, destruction or other attack.

The Ethereum Spot ETFs have put security procedures in place to prevent such theft, loss or destruction, including but not limited to, offline storage, or cold storage, multiple encrypted private key “shards”, and other measures. Nevertheless, the security procedures cannot guarantee the prevention of any loss due to a security breach, software defect or act of God that may be borne by the Ethereum Spot ETFs and the security procedures may not protect against all errors, software flaws or other vulnerabilities in an Ethereum Spot ETF’s technical infrastructure, which could result in theft, loss or damage of its assets. The Ethereum Spot ETFs do not control the operations of their service providers or their implementation of such security procedures and there can be no assurance that such security procedures will actually work as designed or prove to be successful in safeguarding an Ethereum Spot ETF’s assets against all possible sources of theft, loss or damage. Assets not held in cold storage, such as assets held in a trading account, may be more vulnerable to security breach, hacking or loss than assets held in cold storage. Furthermore, assets held in a trading account are held on an omnibus, rather than segregated basis, which creates greater risk of loss.

The security procedures and operational infrastructure may be breached due to the actions of outside parties, error or malfeasance of an employee of an Ethereum Spot ETF’s service providers, and, as a result, an unauthorized party may obtain access to the Ethereum Spot ETF’s account at the custodian where its ether is held, the relevant private keys (and therefore ether) or other data or property of an Ethereum Spot ETF. Additionally, outside parties may attempt to fraudulently induce employees of an Ethereum Spot ETF or its service providers to disclose sensitive information in order to gain access to an Ethereum Spot ETF’s infrastructure. As the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently, or may be designed to remain dormant until a predetermined event and often are not recognized until launched against a target, an Ethereum Spot ETF and its service providers may be unable to anticipate these techniques or implement adequate preventative measures.

Irrevocability of Transactions Risk. Ether transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Ether blockchain, an incorrect transfer or theft of ether generally will not be reversible and an Ethereum Spot ETF may not be capable of seeking compensation for any such transfer or theft. It is possible that, through computer or human error, or through theft or criminal action, an Ethereum Spot ETF’s ether could be transferred from the Ethereum Spot ETF’s account at its custodian in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts.

Such events have occurred in connection with digital assets in the past. For example, in September 2014, the Chinese digital asset platform Huobi announced that it had sent approximately 900 bitcoins and 8,000 Litecoins (worth approximately $400,000 at the prevailing market prices at the time) to the wrong customers. To the extent that an Ethereum Spot ETF is unable to seek a corrective transaction with such third-party or is incapable of identifying the third-party which has received the Ethereum Spot ETF’s ether through error or theft, the Ethereum Spot ETF will be unable to revert or otherwise recover incorrectly transferred ether. An Ethereum Spot ETF will also be unable to convert or recover its ether transferred to uncontrolled accounts. To the extent that an Ethereum Spot ETF is unable to seek redress for such error or theft, such loss could adversely affect the value of its shares. Additionally, malicious actors may exploit smart contract vulnerabilities, phishing attacks, or compromised private keys to initiate unauthorized transactions that cannot be reversed, which could result in a total loss of the affected ether.

Digital Asset Trading Platforms Risk. Digital asset platforms are relatively new and, in some cases, unregulated. Many operate outside the United States. Furthermore, while many prominent digital asset platforms provide the public with significant information regarding their ownership structure, management teams, corporate practices and regulatory compliance, many digital asset platforms do not provide this information. Digital asset platforms may not be subject to, or may not comply with, regulation in a similar manner as other regulated trading platforms, such as national securities exchanges or designated contract markets. As a result, the marketplace may lose confidence in digital asset platforms, including prominent platforms that handle a significant volume of ether trading.

Many digital asset platforms are unlicensed, may be unregulated, may be subject to regulation in a relevant jurisdiction, but may or may not be in compliance therewith, may operate without extensive supervision by governmental authorities, and do not provide the public with significant information regarding their ownership structure, management team, corporate practices, cybersecurity, and regulatory compliance. In particular, those located outside the United States may be subject to significantly less stringent regulatory and compliance requirements in their local jurisdictions, and may take the position that they are not subject to laws and regulations that would apply to a national securities exchange or designated contract market in the United States, or may, as a practical matter, be beyond the ambit of U.S. regulators.

In addition, over the past several years, some digital asset platforms have been closed due to fraud and manipulative activity, business failure or security breaches. In many of these instances, the customers of such digital asset platforms were not compensated or made whole for the partial or complete losses of their account balances in such digital asset platforms. While, generally speaking, smaller digital asset platforms are less likely to have the infrastructure and capitalization that make larger digital asset platforms more stable, larger digital asset platforms are more likely to be appealing targets for hackers and malware and their shortcomings or ultimate failures are more likely to have contagion effects on the digital asset ecosystem, and therefore may be more likely to be targets of regulatory enforcement action.

Negative perception, a lack of stability and standardized regulation in the digital asset markets and the closure or temporary shutdown of digital asset platforms due to fraud, business failure, security breaches or government mandated regulation, and associated losses by customers, may reduce confidence in the Ethereum network and result in greater volatility or decreases in the prices of ether.

Digital Asset Regulatory Risk. There is a lack of consensus regarding the regulation of digital assets, including ether, and their markets. As a result of the growth in the size of the digital asset market, as well as in response to several events that occurred in 2022, including the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA in May 2022 and the collapse and bankruptcy of FTX Trading Ltd., an offshore digital asset trading venue specializing in crypto derivatives in November 2022, each which contributed to a significant decline in the price of ether, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and the digital asset markets. Many of these state and federal agencies have brought enforcement actions or issued consumer advisories regarding the risks posed by digital assets to investors. In 2023 and 2024, both the SEC and CFTC increased enforcement activity against digital asset exchanges, staking programs, and token issuers, and the SEC has indicated that certain tokens may be considered securities, though it has not issued a definitive classification for ether. Global regulatory efforts have also increased, with the European Union’s Markets in Crypto-Assets Regulation (MiCA) taking effect in 2024 and similar initiatives under consideration in other jurisdictions, which could affect the trading, custody, or liquidity of ether. Ongoing and future regulatory actions with respect to digital assets generally or ether in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the shares of an Ethereum Spot ETF or the ability of the Ethereum ETPs to continue to operate. In addition, recent regulatory rulemaking relating to digital assets, including ether, has created uncertainty regarding how such rules will be implemented and whether additional rulemaking will occur, which may materially affect the operation and value of an Ethereum ETP.

Position Limits Risk. The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain Ethereum ETP Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

To the extent the Fund needs to modify its holdings in Ethereum ETP Options, such modification may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Trading Halt Risk. Trading in shares of an Ethereum ETP on U.S. securities exchanges may be halted due to market conditions or for reasons that, in the view of an exchange, make trading in shares of the Ethereum ETP inadvisable. In addition, trading of shares of an Ethereum ETP on securities exchanges is subject to trading halts caused by extraordinary market volatility pursuant to an exchange’s “circuit breaker” rules. Shares of an Ethereum ETP may be at a higher risk of a trading halt due to the volatility of ether. In the event that shares of an Ethereum ETP are subject to a trading halt, the Fund’s ability to pursue its principal investment strategy may be impaired and the Fund may be negatively affected.

Volatility Risk. The trading prices of many digital assets, including ether, have experienced extreme volatility in recent periods and may continue to do so. For instance, there were steep increases in the value of certain digital assets, including ether, over the course of 2021, and multiple market observers asserted that digital assets were experiencing a “bubble.” These increases were followed by steep drawdowns throughout 2022 in digital asset trading prices, including for ether. These episodes of rapid price appreciation followed by steep drawdowns have occurred multiple times throughout ether’s history, including in in 2021-2023. Over the course of 2025, ether prices continued to exhibit volatility. Since its public launch in July 2015, ether has experienced significant price volatility, reaching an all-time low of approximately $0.42 in October 2015 and an all-time high of about $4,891.70 in November 2021.

Ether markets may still be experiencing a bubble or may experience a bubble again in the future. Extreme volatility in the future, including further declines in the trading prices of ether, could have a material adverse effect on the value of the shares of an Ethereum ETP and shares of an Ethereum ETP could lose all or substantially all of their value.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or a sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Distribution Tax Risk. The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient cash flow. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Distributions not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable currently but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of the Fund’s holdings. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is classified as a “non-diversified company” it can invest a greater portion of its assets in securities of individual issuers than a “diversified company” and therefore changes in the market value of a single investment could cause greater fluctuations in Share price of the Fund than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 promulgated under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies. Further, when selling put options, the Fund receives a premium, but also assumes the obligation to buy the underlying asset at the strike price if the buyer exercises the option. Therefore, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option as the Fund would have to buy the asset at a higher price than the market value (any loss being decreased by the receipt of the premium on the option written).

Call Option Strategy Risk. The Fund will employ its call option strategy by writing call options on the Ethereum ETPs. The risk associated with a covered call option strategy is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) call option contracts over a greater portion of its portfolio, its ability to benefit from the potential for capital appreciation of the Ethereum ETP becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price in the case of physically settled options, or the cash value thereof in the case of cash-settled options.

The covered call strategy utilized by the Fund is “synthetic” because the Fund’s exposure to the price return of the Ethereum ETPs may be derived through options exposure, rather than direct holdings of the shares of the Ethereum ETPs. Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of the Ethereum ETPs may not be as precise as if the Fund were directly holding shares of the Ethereum ETPs.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Ethereum ETP. However, prior to such date, the value of the FLEX

Options does not increase or decrease at the same rate as the Ethereum ETP’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Ethereum ETP’s share price, changes in interest rates, changes in the actual and implied volatility of the Ethereum ETP and the remaining time to until the FLEX Options expire.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Costs of Buying or Selling Shares Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the Subsidiary — will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy and various loss limitation provisions of the Internal Revenue Code of 1986 (the “Code”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

The Fund intends to treat the income it derives from gains on investments in options referencing Ethereum Futures ETFs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. If the IRS were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if more than 10% of its gross income is derived from these investments. If the Fund fails to qualify as a RIC, the Fund would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

The Fund intends to treat any income it may derive from the Ethereum ETPs received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its investment objective.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury securities to decline.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Advisers. Kelly Strategic Management, LLC and Penserra Capital Management LLC

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•      Kevin Kelly, Chief Executive Officer at Kelly Intelligence

•      Gerry O’Donnell, Director at Kelly Intelligence

•      Dustin Lewellyn, CFA, Chief Investment Officer at Penserra

•      Ernesto Tong, CFA, Managing Director at Penserra

•      Christine Johanson, CFA, Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in October 2025.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 10,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.